UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

110 Veterans Memorial Boulevard
Metairie, Louisiana 70005
(Address of principal executive offices) (Zip Code)

(504) 837-5880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 22, 2004, the Company issued a press release announcing the election of Kenneth C. Budde, age 56, as President and Chief Executive Officer. On June 8, 2004, Mr. Budde was selected as interim Chief Executive Officer. Mr. Budde served as Executive Vice President, Chief Financial Officer and director since May 1, 1998. Prior to that time, he served as Senior Vice President of Finance, Secretary and Treasurer. He is a member of the Investment Committee of the Board of Directors. Mr. Budde has an existing employment agreement with the Company, which is described in the Company’s 2004 proxy statement under the heading “Executive Compensation – Employment Agreements” (which description is incorporated by reference in this report). The Company has not entered into a new employment agreement with Mr. Budde with respect to his new position.

     A copy of the Company’s press release dated September 22, 2004 is attached as Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is herby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Description
99.1	Press release by Stewart Enterprises, Inc. dated September 22, 2004

99.2	Description of Employment Agreement of Kenneth C. Budde under the heading “Executive Compensation – Employment Agreements” in the Company’s Proxy Statement for its 2004 Annual Meeting of Stockholders (Incorporated by reference to the 2004 Proxy Statement filed February 26, 2004)

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC.
September 23, 2004	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release by Stewart Enterprises, Inc. dated September 22, 2004

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